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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


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                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):  DECEMBER 19, 1997



                          FAIRFIELD COMMUNITIES, INC.
            (Exact Name of Registrant as Specified in its Charter)



   DELAWARE                       1-8096                    71-0390438
  (State of                    (Commission                 (IRS Employer
Incorporation)                 File Number)              Identification No.)


   11001 EXECUTIVE CENTER DRIVE, LITTLE ROCK, ARKANSAS          72211
        (Address of Principal Executive Offices)              (Zip Code)

      Registrant's telephone number, including area code:  (501) 228-2700


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 19, 1997, Fairfield Communities, Inc., a Delaware corporation (the "Company") completed its acquisition of Vacation Break U.S.A., Inc., a Florida corporation ("Vacation Break"), by the merger (the "Merger") of FCVB Corp., a Florida corporation and wholly owned subsidiary of the Company ("Merger Sub") with and into Vacation Break pursuant to an Agreement and Plan of Merger, dated as of August 8, 1997, among the Company, Merger Sub, and Vacation Break. The issuance of the shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), to be issued in connection with the Merger and the related amendment to the Company's certificate of incorporation were approved by the stockholders of the Company, and the Merger was approved by the shareholders of Vacation Break, at their respective special meetings held December 19, 1997. A copy of the press release announcing the closing of the Merger is attached hereto as Exhibit 20.1 and is incorporated herein by reference.

     Pursuant to the Merger, each outstanding share (and options and warrants to acquire shares) of common stock of Vacation Break was converted into the right to receive (or acquire in the case of options and warrants) .6075 of a share of Common Stock and cash in lieu of any fractional shares. As a result, the Company will issue approximately 5.8 million shares of Common Stock in exchange for all outstanding shares (and options and warrants to acquire shares) of common stock of Vacation Break.

     Substantially the same information required by Item 2 of this Report concerning the Merger was previously reported in the Company's Joint Proxy Statement/Prospectus, dated November 10, 1997 (the "Prospectus"), filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"). The sections of the Prospectus captioned "Summary", "The Merger" and "Other Terms of the Merger and The Merger Agreement" are incorporated herein by reference.

     This Report (including the documents incorporated by reference herein) contains certain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), including (without limitation) statements with respect to anticipated future operating and financial performance, growth and acquisition opportunities and other similar forecasts and statements of expectation relating to the Company. When used in this Report, words such as "anticipates," "believes," "estimates," "expects," "intends," "should" and variations of these words and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Forward-looking statements made by the Company and its management are based on estimates, projections and beliefs of the management of the Company, as well as assumptions made at the time of such statements by and information then currently available to the management of the Company, as applicable, and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information or otherwise.
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     Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements made by the Company and its management as a result of a number of risks, uncertainties and assumptions relating to the operations and results of operations of the Company following the Merger. Representative examples of these factors include (without limitation) general industry and economic conditions; interest rate trends; regulatory changes; cost of capital and capital requirements; availability of real estate properties; competition from national hospitality companies and other competitive factors and pricing pressures; shifts in customer demands; changes in operating expenses, including employee wages, commission structures, benefits and training; economic cycles; the continued availability of financing in the amounts and at the terms necessary to support the Company's future business, assumed cost savings and other synergistic benefits of the Merger and other acquisitions and the success achieved or problems encountered in integrating the operations of Vacation Break, and other acquisitions, into the Company. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein as anticipated, believed, estimated or intended.

ITEM 5.  OTHER EVENTS.

     On December 3, 1997, the Company acquired Apex Marketing, Inc., an Arkansas corporation ("Apex"), by the merger of FA, Inc., an Arkansas corporation and wholly owned subsidiary of the Company ("Apex Merger Sub"), with and into Apex (the "Apex Merger"), pursuant to an Agreement and Plan of Merger, dated as of October 22, 1997, among the Company, Apex Merger Sub, Carl Flemister, C. Wendell Flemister, Jr., Flemister Family, LLC and Apex, as amended (the "Apex Merger Agreement"). At the effective time of the Apex Merger, among other things, all shares of Apex common stock were converted into the right to receive 145,749 shares of Common Stock, and Apex became a wholly owned subsidiary of the Company. C. Wendell Flemister, Jr. and Flemister Family, LLC were the sole shareholders of Apex immediately prior to the Apex Merger, and as a result thereof, the Company issued 80,162 shares of Common Stock to Mr. Flemister and 65,587 shares of Common Stock to Flemister Family, LLC. The Company agreed to register the offering and sale of the shares of Common Stock issued in connection with the Apex Merger under the Securities Act pursuant to the terms of the Apex Merger Agreement. C. Wendell Flemister serves as the President of Apex and Carl Flemister, the manager of Flemister Family, LLC, serves as Executive Vice President of Apex.

     On December 22, 1997, the Company also announced that it had acquired Palm Resort Group, Inc., a Florida corporation ("Palm Resort"), pursuant to an Agreement and Plan of Merger, dated as of December 10, 1997, among the Company, FC Palm Aire, Inc., a Florida corporation and wholly owned subsidiary of the Company, The Berkley Group, Inc., a Florida corporation, and Palm Resort Group, for a cash payment of $6.5 million. Palm Resort owns a 45% interest (and Vacation Break owns a 55% interest) in the general partnership which owns the Palm Aire Resort and Spa.


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     The Company also announced on December 22, 1997, that it had acquired Ocean
Ranch Development, Inc., a Florida corporation ("Ocean Ranch") pursuant to an Agreement and Plan of Merger, dated as of December 10, 1997, among the Company, FC Ocean Ranch, Inc., a Florida corporation and wholly owned subsidiary of the Company, James E. Lambert, James R. Lambert, Daniel Lambert and Ocean Ranch, for a cash payment of $7.0 million. Ocean Ranch owns a 45% interest (and Vacation Break owns a 55% interest) in the general partnership which owns the Royal Vista Resort.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired:
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         To be filed by amendment to this Form 8-K no later than March 6, 1998.

     (b) Pro Forma Financial Information:
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         To be filed by amendment to this Form 8-K no later than March 6, 1998.

     (c) Exhibits:
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Exhibit    Description
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 2.1       Agreement and Plan of Merger, dated as of August 8, 1997, among the
           Company, FCVB Corp., and Vacation Break U.S.A., Inc. (previously filed as Exhibit 2.1 to the Form S-4, filed by the Registrant on November 4, 1997, SEC File No. 333-39615, and incorporated herein by reference)

20.1       Press Release (filed herewith)

20.2 Joint Proxy Statement/Prospectus, dated November 10, 1997 (previously filed by the Registrant on November 10, 1997, pursuant to Rule 424(b) under the Securities Act, and specified sections of which are incorporated herein by reference)





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              FAIRFIELD COMMUNITIES, INC.



                              By:  /s/ Marcel J. Dumeny
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                                 Marcel J. Dumeny
                                 Senior Vice President



Date:  January 5, 1998


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                               INDEX TO EXHIBITS
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Exhibit  Description
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    2.1  Agreement and Plan of Merger, dated as of August 8, 1997, among the
         Company, FCVB Corp., and Vacation Break U.S.A., Inc. (previously filed as Exhibit 2.1 to the Form S-4, filed by the Registrant on November 4, 1997, SEC File No. 333-39615, and incorporated herein by reference)

   20.1  Press Release (filed herewith)

   20.2 Joint Proxy Statement/Prospectus, dated November 10, 1997 (previously filed by the Registrant on November 10, 1997, pursuant to Rule 424(b) under the Securities Act, and specified sections of which are incorporated herein by reference)